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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):    April 23, 2002



                        MORGAN STANLEY DEAN WITTER & CO.
             (Exact name of registrant as specified in its charter)



           Delaware                     1-11758                36-3145972
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)       Identification Number)

                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)


       Registrant's telephone number, including area code: (212) 761-4000


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Item 9.  Regulation FD Disclosure

     On April 12, 2002, the Securities and Exchange Commission issued a release proposing accelerated disclosure of transactions in company equity securities by officers and directors of public companies. In response, Morgan Stanley Dean Witter & Co. (the "Company") provides the following information concerning transactions in its common stock, employee stock options and restoration options* by executive officers of the Company. The following transactions took place during the Company's window period for executive officers and directors for its first fiscal quarter.

(1)      Philip J. Purcell, Chairman and Chief Executive Officer of the Company:
         ----------------------------------------------------------------------

         o March 28, 2002: Exercised 150,000 restoration options with an exercise price of $21.53 (96,389 shares of common stock were tendered or withheld to cover the exercise price and taxes). No shares of common stock were sold into the market in connection with the exercise. Also gifted an aggregate of 1,529 shares of common stock to a charitable organization and a family member. A Form 4 was transmitted to the Securities and Exchange Commission and the New York Stock Exchange on April 9, 2002 in connection with these transactions.

(2)      Robert G. Scott, President and Chief Operating Officer of the Company:
         ---------------------------------------------------------------------

         o March 28, 2002: Executed a written, irrevocable instruction in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 to contribute 150,000 shares of common stock to an exchange fund on a closing date to be specified by the exchange fund (expected to occur on or about May 31, 2002) in the event that the exchange value of the shares of common stock to be contributed is equal to or greater than a specified amount per share.

         o April 9-12, 2002: Gifted an aggregate of 5,000 shares of common stock to several charitable organizations.


(3)      David W. Nelms, President and COO of Discover Financial Services:
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         o     April 12, 2002: Exercised 40,512 stock options with an exercise price of $6.69 and 29,356 stock options with an exercise price of $25.55 (35,271 shares of common stock were tendered or withheld to cover the exercise prices and taxes). In connection with the exercise of 29,356 stock options, a restoration option was granted for 18,999 shares of common stock with an exercise price of $53.09 (the closing price of the Company's common stock on April 12, 2002) and expiration date of September 25, 2008 (expiration date of underlying options). No shares of common stock were sold into the market in connection with the exercises or grant.

         o April 16, 2002: Sold 20,000 shares of common stock at $55 per share. A Form 144 was transmitted to the Securities and Exchange Commission and the New York Stock Exchange on April 16, 2002 in connection with this sale.

(4)      Joseph R. Perella, Chairman of the Institutional Securities Group:
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         o     April 5, 2002: Gifted 533 shares of common stock to a charitable organization.


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*    Restoration options are stock options to acquire the number of shares of common stock equal to the number of shares of common stock surrendered to pay the exercise price or taxes upon the exercise of an employee stock option at a per share price equal to the closing price or volume weighted average price of the Company's common stock on the exercise date of such underlying option.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        MORGAN STANLEY DEAN WITTER & CO.
                                        --------------------------------
                                        (Registrant)




                                        By: /s/ Ronald T. Carman
                                            --------------------
                                            Ronald T. Carman
                                            Assistant Secretary

Date:    April 23, 2002